Exhibit 99.1

Vishay Intertechnology Reports Second Quarter 2026 Results

Malvern, PA, August 5, 2026 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal second quarter ended July 4, 2026.

Highlights
  2Q 2026 GAAP revenues of $888.6 million; adjusted revenues of $918.6 million
  GAAP revenues reduced by $30.0 million of tariff refunds passed through to customers, with no impact on gross profit
  Gross margin was 23.3%; adjusted gross margin was 22.6%
  Operating margin was 6.0%; adjusted operating margin was 5.8%
  2Q 2026 diluted EPS of $0.19
  2Q 2026 book-to-bill of 1.32 with book-to-bill of 1.23 for semiconductors and 1.40 for passive components
  Backlog at quarter end was 6.1 months
“For the second quarter, Vishay delivered 9.5% sequential growth to adjusted revenue of $919 million, exceeding the top end of our revenue guidance and representing continued strengthening demand across all end markets, channels and regions,” said Joel Smejkel, president and CEO. “Executing as a new company, Vishay 3.0 is focused on supplying our increasing customer count and taking full advantage of the upcycle, outpacing industry growth, while laying the foundation to leverage multi-year demand across all end markets for sustained growth, expanded margins and enhanced stockholder returns.”

3Q 2026 Outlook
For the third quarter of 2026, management expects revenues in the range of $945 million and $975 million and a gross profit margin in the range of 24.0% +/- 50 basis points.

Conference Call
A conference call to discuss Vishay’s second quarter financial results is scheduled for Wednesday, August 5, 2026, at 9:00 a.m. ET. To participate in the live conference call, please pre-register here. Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and healthcare markets. Serving customers worldwide, Vishay is The DNA of tech®. Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted net revenues; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted net revenues, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results and financial trends of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP.  Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations.  Reconciling items to calculate adjusted net revenues, adjusted gross margin, adjusted operating margin, and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant.  Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility.  These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company’s financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, capacity expansion, multi-year customer demand, stockholder returns, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “will,” “expect,” “going forward” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; volatility in prices for metals and materials; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech® is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	July 4, 2026	April 4, 2026	June 28, 2025

Net revenues(a)	$888,575	$839,242	$762,250
Costs of products sold(b)	681,193	662,630	613,567
Gross profit	207,382	176,612	148,683
Gross margin	23.3%	21.0%	19.5%

Selling, general, and administrative expenses(c)	153,856	154,488	126,565
Operating income	53,526	22,124	22,118
Operating margin	6.0%	2.6%	2.9%

Other income (expense):
Interest expense	(10,333)	(9,973)	(10,588)
Other	(794)	701	747
Total other income (expense) - net	(11,127)	(9,272)	(9,841)

Income before taxes	42,399	12,852	12,277

Income tax expense	14,275	5,688	10,273

Net earnings	$28,124	$7,164	$2,004

Basic earnings per share	$0.21	$0.05	$0.01

Diluted earnings per share	$0.19	$0.05	$0.01

Weighted average shares outstanding - basic	136,824	136,045	135,702

Weighted average shares outstanding - diluted	147,901	137,471	136,167

Cash dividends per share	$0.10	$0.10	$0.10

(a) Net revenues for the fiscal quarter ended July 4, 2026 are reduced by ($30,008) for tariff refunds passed through to customers, with no impact on gross profit.
(b) Costs of product sold for the fiscal quarter ended July 4, 2026 are reduced by ($30,008) for tariff refunds received from the U.S. government, with no impact on gross profit.
(c) Selling, general, and administrative expenses for the fiscal quarter ended June 28, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Six fiscal months ended
	July 4, 2026	June 28, 2025

Net revenues(d)	$1,727,817	$1,477,486
Costs of products sold(e)	1,343,823	1,193,249
Gross profit	383,994	284,237
Gross margin	22.2%	19.2%

Selling, general, and administrative expenses(f)	308,344	261,304
Operating income	75,650	22,933
Operating margin	4.4%	1.6%

Other income (expense):
Interest expense	(20,306)	(19,378)
Other	(93)	4,494
Total other income (expense) - net	(20,399)	(14,884)

Income before taxes	55,251	8,049

Income tax expense	19,963	10,137

Net earnings (loss)	$35,288	$(2,088)

Basic earnings (loss) per share attributable to Vishay stockholders	$0.26	$(0.02)

Diluted earnings (loss) per share attributable to Vishay stockholders	$0.25	$(0.02)

Weighted average shares outstanding - basic	136,428	135,750

Weighted average shares outstanding - diluted	142,680	135,750

Cash dividends per share	$0.20	$0.20

(d) Net revenues for the six fiscal months ended July 4, 2026 are reduced by ($30,008) for tariff refunds passed through to customers, with no impact on gross profit.
(e) Costs of product sold for the six fiscal months ended July 4, 2026 are reduced by ($30,008) for tariff refunds received from the U.S. government, with no impact on gross profit.
(f) Selling, general, and administrative expenses for the six fiscal months ended June 28, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	July 4, 2026	December 31, 2025

Assets
Current assets:
Cash and cash equivalents	$1,297,309	$514,966
Short-term investments	5,263	265
Accounts receivable, net	393,373	381,802
Inventories:
Finished goods	184,960	182,444
Work in process	360,965	331,347
Raw materials	261,186	245,412
Total inventories	807,111	759,203

Prepaid expenses and other current assets	221,811	231,004
Total current assets	2,724,867	1,887,240

Property and equipment, at cost:
Land	85,711	86,399
Buildings and improvements	841,294	839,856
Machinery and equipment	3,505,644	3,477,884
Construction in progress	558,131	464,475
Allowance for depreciation	(3,241,135)	(3,195,455)
	1,749,645	1,673,159

Right of use assets	122,630	119,746
Deferred income taxes	190,381	183,016
Goodwill	180,027	180,390
Other intangible assets, net	71,266	78,487
Other assets	117,550	112,122
Total assets	$5,156,366	$4,234,160

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	July 4, 2026	December 31, 2025

Liabilities and equity
Current liabilities:
Trade accounts payable	$237,482	$214,984
Payroll and related expenses	179,479	164,114
Lease liabilities	28,241	26,546
Other accrued expenses	310,238	300,031
Income taxes	18,757	14,751
Current portion of long-term debt	737,744	-
Total current liabilities	1,511,941	720,426

Long-term debt less current portion	234,543	950,893
Deferred income taxes	97,488	96,818
Long-term lease liabilities	96,583	95,799
Other liabilities	136,668	109,228
Accrued pension and other postretirement costs	166,246	172,723
Total liabilities	2,243,469	2,145,887

Equity:
Vishay stockholders' equity
Common stock	14,129	12,351
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,945,629	1,101,086
Retained earnings	900,268	892,232
Accumulated other comprehensive income	51,661	81,394
Total equity	2,912,897	2,088,273
Total liabilities and equity	$5,156,366	$4,234,160

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Six fiscal months ended
	July 4, 2026	June 28, 2025

Operating activities
Net earnings (loss)	$35,288	$(2,088)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	114,328	109,743
Loss on disposal of property and equipment	24	73
Inventory write-offs for obsolescence	21,883	17,456
Deferred income taxes	(6,069)	(6,034)
Stock compensation expense	20,056	11,736
Other	79	(3,606)
Change in U.S. transition tax liability	-	(47,027)
Change in repatriation tax liability	(2,000)	(9,375)
Changes in operating assets and liabilities	(14,561)	(63,571)
Net cash provided by operating activities	169,028	7,307

Investing activities
Capital expenditures	(205,862)	(126,167)
Proceeds from sale of property and equipment	221	494
Purchase of short-term investments	(5,260)	(28,481)
Maturity of short-term investments	262	39,400
Other investing activities	(381)	(661)
Net cash used in investing activities	(211,020)	(115,415)

Financing activities
Proceeds from follow-on public offering, net of underwriting discounts and issuance costs	830,250	-
Principal payments on long-term debt	-	(41,911)
Net proceeds on revolving credit facility	19,000	49,000
Dividends paid to common stockholders	(24,805)	(24,700)
Dividends paid to Class B common stockholders	(2,419)	(2,419)
Repurchase of common stock	-	(12,538)
Cash withholding taxes paid when shares withheld for vested equity awards	(4,013)	(3,957)
Other financing activities	10,000	10,078
Net cash provided by (used in) financing activities	828,013	(26,447)
Effect of exchange rate changes on cash and cash equivalents	(3,678)	18,129

Net increase (decrease) in cash and cash equivalents	782,343	(116,426)

Cash and cash equivalents at beginning of period	514,966	590,286
Cash and cash equivalents at end of period	$1,297,309	$473,860

VISHAY INTERTECHNOLOGY, INC.
Schedule of Adjusted Revenue, Gross Profit, and Gross Margin
(Unaudited - In thousands)
	Fiscal quarter ended		Six fiscal months ended
	July 4, 2026		July 4, 2026
	GAAP	Adjusted(g)	GAAP	Adjusted(g)

Net revenues	$888,575	$918,583	$1,727,817	$1,757,825
Gross profit	207,382	207,382	383,994	383,994
Gross margin	23.3%	22.6%	22.2%	21.8%

(g) Adjusted net revenues for the fiscal quarter and six fiscal months ended July 4, 2026 exclude $30,008 for tariff refunds passed through to customers, with no impact on gross profit. The tariff refunds are recognized as a reduction of Net revenues and Costs of products sold in the GAAP results. Adjusted gross margin is calculated using adjusted net revenues.

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Six fiscal months ended
	July 4, 2026	April 4, 2026	June 28, 2025	July 4, 2026	June 28, 2025

Net earnings (loss)	$28,124	$7,164	$2,004	$35,288	$(2,088)

Reconciling items affecting net revenues:
Tariff refunds passed through to customers	30,008	-	-	30,008	-

Other reconciling items affecting gross profit:
Tariff refunds received from U.S. government	(30,008)	-	-	(30,008)	-

Other reconciling items affecting operating income:
Favorable resolution of contingency	-	-	(11,293)	-	(11,293)

Adjusted net earnings (loss)	$28,124	$7,164	$(9,289)	$35,288	$(13,381)

Adjusted weighted average diluted shares outstanding	147,901	137,471	135,702	142,680	135,750

Adjusted earnings (loss) per diluted share	$0.19	$0.05	$(0.07)	$0.25	$(0.10)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 4, 2026	April 4, 2026	June 28, 2025	July 4, 2026	June 28, 2025
Net cash provided by (used in) operating activities	$105,359	$63,669	$(8,791)	$169,028	$7,307
Proceeds from sale of property and equipment	155	66	215	221	494
Less: Capital expenditures	(95,201)	(110,661)	(64,598)	(205,862)	(126,167)
Free cash	$10,313	$(46,926)	$(73,174)	$(36,613)	$(118,366)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Six fiscal months ended
	July 4, 2026	April 4, 2026	June 28, 2025	July 4, 2026	June 28, 2025

Net earnings (loss)	$28,124	$7,164	$2,004	$35,288	$(2,088)

Interest expense	10,333	9,973	10,588	20,306	19,378
Interest income	(4,088)	(3,038)	(4,023)	(7,126)	(7,900)
Income taxes	14,275	5,688	10,273	19,963	10,137
Depreciation and amortization	56,117	58,211	55,970	114,328	109,743
EBITDA	$104,761	$77,998	$74,812	$182,759	$129,270

Reconciling items
Tariff refunds passed through to customers	30,008	-	-	30,008	-
Tariff refunds received from U.S. government	(30,008)	-	-	(30,008)	-
Favorable resolution of contingency	-	-	(11,293)	-	(11,293)

Adjusted EBITDA	$104,761	$77,998	$63,519	$182,759	$117,977

Adjusted EBITDA margin(h)	11.4%	9.3%	8.3%	10.4%	8.0%

(h) Adjusted EBITDA as a percentage of adjusted net revenues